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                                                                     Exhibit 4.2
[Obverse]
                                 [Verado Logo]
                             VERADO HOLDINGS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SERIES B
COMMON STOCK
CUSIP 92335X 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS ON TRANSFER

THIS CERTIFIES
THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES B COMMON STOCK, OF THE PAR VALUE OF $.0001 PER SHARE, OF VERADO HOLDINGS, INC.

transferable on the books of the Corporation by the holder thereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and the By-laws as now or hereafter amended.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

            COUNTERSIGNED AND REGISTERED:
            WELLS FARGO BANK MINNESOTA, N.A.


BY AUTHORIZED SIGNATURE

/s/ Jeffrey L. Dykes
SECRETARY

/s/ J. Thomas McGrath
PRESIDENT
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[Reverse]
                             VERADO HOLDINGS, INC.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation, as now or hereafter amended, and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon written request and without charge to the Secretary of the Corporation at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties      ---------           ----------------
JT TEN  - as joint tenants with right of    (Cust)              (Minor)
    survivorship and not as tenants         under Uniform Gifts to Minors Act
    in common                               -------------------------
                                            (State)

 Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------------------------------
 (Please print or typewrite name, address and relationship of Assignee and number of shares)

_________________________________________________________________________ shares represented by the within Certificate and, if said number of shares shall not be all the shares represented by the within Certificate, that a new Series B Common Stock Certificate for the shares not transferred be registered in the name of the undersigned, and

________________________________________________________________________________
is hereby irrevocably constituted and appointed as Attorney to transfer such shares as aforesaid on the books of the Corporation, with full power of substitution in the premises.

______________________________
     DATED

________________________________________________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: _______________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.